SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                 March 29, 2004



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                    000-50052              06-1393745
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  (State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600




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         (Former name or former address, if changed since last report.)

Item 7(c).  Exhibits.

99.1        Cosi, Inc. Press Release, dated March 29, 2004.

Item 12.    Results of Operations and Financial Condition.

      On March 29, 2004, Cosi, Inc. issued a press release reporting financial results for the quarter and fiscal year ended December 29, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to Securities Act of 1933, except as otherwise expressly stated in such filing.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  April 1, 2004
                                         /s/ Kevin Armstrong
                                         -------------------------------
                                         Name: Kevin Armstrong
                                         Title: Chief Executive Officer

                                  EXHIBIT INDEX


                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      ---------------------                           --------------

   99.1          Cosi, Inc. Press Release, dated March 29, 2004.       E